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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Amendment No. 1) of our report dated February 5, 1999, included in Brite Voice Systems, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement (Amendment No.
1).


                                            ARTHUR ANDERSEN LLP

Orlando, Florida
July 7, 1999